                                                                   EXHIBIT 10.02


                               DOWNTOWN WEB, INC.
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is entered into as of May ___, 1997 by and among Downtown Web, Inc. (the "Company"), a California corporation dba AutoWeb Interactive and each of those purchasers listed on Exhibit 1 hereto (individually referred to as
                                   ---------
a "Purchaser"  and collectively as the "Purchasers").

     In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereto agree as follows:

     1.  Authorization and Sale of the Shares.
         ------------------------------------

         (a).  Authorization; Articles of Incorporation. The Company has
               ----------------------------------------
authorized the issuance and sale pursuant to the terms and conditions hereof of up to 622,630 shares of its Series A Preferred Stock (the "Preferred Shares"), having the rights, preferences, privileges and restrictions as set forth in the Articles of Incorporation of the Company, as amended to date (the "Articles") and substantially in the form attached hereto as Exhibit 2.
                                                 ----------

         (b). Issuance and Sale.  Subject to the terms and conditions hereof, on
              -----------------
the Closing Date (as defined below), the Company will issue and sell to the Purchasers up to 622,630 Preferred Shares, at a purchase price of $0.17667 per share.

     2.  Closing; Delivery.
         -----------------

         (a). Closing Date.  The purchase and sale of up to 622,630 of the
              ------------
Preferred Shares to the Purchasers (the "Closing") shall take place at such time and place as shall be acceptable to the Company and the Purchasers (a "Closing Date").

         (b). Delivery.  Subject to the terms of this Agreement, at the Closing,
              --------
the Company will deliver to each Purchaser a stock certificate registered in each Purchaser's name representing the number of Preferred Shares purchased by each Purchaser at the Closing in exchange for the cancellation of existing indebtedness to each Purchaser from the Company in the amount of $55,000 as described in each individual's respective employment agreement. The number of Preferred Shares being purchased is set forth opposite such Purchaser's name on
Exhibit 1.
---------

     3.  Representations and Warranties of the Purchasers and Restrictions on
         --------------------------------------------------------------------
Transfer  Imposed by the Securities Act of 1933 and the California Corporate
----------------------------------------------------------------------------
Securities Law of  1968.
-----------------------

     4.  Representations and Warranties by the Purchasers.  Each of the
         ------------------------------------------------
Purchasers represents and warrants to the Company, severally and not jointly, as follows:

         (a). The Preferred Shares and the Common Stock of the Company issuable upon the proper conversion of the Preferred Shares (the "Underlying Common Shares") (collectively, the "Securities") will be acquired for the Purchaser's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act or the California Corporate Securities Law of 1968, as amended (the "California Law").

         (b). Each Purchaser understands that the Securities have not been registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, that the Company has no present intention of registering the Securities, that the Securities must be held by such Purchaser indefinitely, and that such Purchaser must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from
registration.   Purchaser further understands that the Securities have not been qualified under the California Law by reason of their issuance in a transaction exempt from the qualification requirements of the California Law pursuant to
Section 25102(f) thereof, which exemption depends upon, among other things, the bona fide nature of such Purchaser's investment intent expressed above.

         (c). During the negotiation of the transactions contemplated herein, Purchaser and its representatives have been afforded full and free access to corporate books, financial statements, records, contracts, documents, and other information concerning the Company, and to its offices and facilities, have been afforded an opportunity to ask such questions of the Company's officers, employees, agents, accountants and representatives concerning the Company's business, operations, financial condition, assets, liabilities and other relevant matters as they have deemed necessary or desirable, and have been given all such information as has been requested, in order to evaluate the merits and risks of the prospective investment contemplated herein.

         (d). Each Purchaser and its representatives have been solely responsible for such Purchaser's own "due diligence" investigation of the Company and its management and business, for its own analysis of the fairness and desirability of the terms of the investment; in taking any action or performing any role relative to the arranging of the proposed investment, such Purchaser has acted solely in its own interest, and neither such Purchaser nor any of its representatives has acted as an agent of the Company. Purchaser has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of the Securities pursuant to the terms of this Agreement and of protecting its interests in connection therewith.

         (e). Each Purchaser is able to bear the economic risk of the purchase of the Securities pursuant to the terms of this Agreement, including a complete loss of such Purchaser's investment in the Securities.

         (f). Each Purchaser has the full right, power and authority to enter into and perform such Purchaser's obligations under this Agreement, and this Agreement constitutes a valid and binding obligation of such Purchaser enforceable in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors rights and rules or laws concerning equitable remedies.

         (g). No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of such Purchaser is required in connection with the valid execution and delivery of this Agreement.

     5.  Legends.  Each certificate or instrument representing the Securities
         -------
may be endorsed with legends in substantially the following forms:

         (a). "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN THE RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT
(I) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER SUCH ACT, OR (II) IN COMPLIANCE WITH RULE 144 OR (III) PURSUANT TO AN OPINION OF COUNSEL TO THE CORPORATION THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SUCH SALE, OFFER OR DISTRIBUTION."

         (b). Any other legends required by California law or other applicable state securities laws.

The Company need not register a transfer of any Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in the foregoing legends are satisfied to the extent applicable.

     6.  Removal of Legends and Transfer Restrictions.
         --------------------------------------------

         (a). Any legend endorsed on the Securities pursuant to Section 4.2(a) and the stop transfer instructions with respect to the Securities shall be removed and the Company shall issue a certificate or instrument without such legend to the holder thereof if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such Securities may be made without registration.

         (b). Any legend endorsed on a certificate pursuant to Section 4.2(c) and the stop transfer instructions with respect to such Securities shall be removed upon receipt by the Company of an order of the California Department of Corporations or other appropriate state securities authority authorizing such removal, which order the Company shall seek in a timely manner in those circumstances in which such order is appropriate in the Company's reasonable opinion.

     7.  Miscellaneous.
         -------------

         (a). Waivers and Amendments.  With the written consent of the record
              ----------------------
holders of at least a majority of the Preferred Shares, the rights of the holders of the Purchasers under this Agreement may be waived or amended (either generally or in a particular instance); provided, however, that no such waiver or amendment shall reduce the aforesaid proportion of Preferred Shares, the holders of which are required to consent to any waiver or supplemental agreement, without the consent of the record holders of all of the Preferred Shares. Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the Preferred Shares who have not previously consented thereto in writing. Except to the extent provided in this Section 4.1, this Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

         (b). Governing Law.  This Agreement shall be governed in all respects
              -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

         (c). Successors and Assigns.  Except as otherwise expressly provided
              ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         (d). Entire Agreement.  This Agreement, the exhibits to this Agreement
              ----------------
and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

         (e). Notices, etc.  All notices and other communications required or
              ------------
permitted hereunder shall be in writing and shall be sent by facsimile, overnight courier or mailed by certified or registered mail, postage prepaid, return receipt requested, to the facsimile number or address shown on the signature pages to this Agreement or to such other facsimile number address provided to the parties to this Agreement in accordance with this Section 4.6. Such notices or other communications shall be deemed received upon receipt of a confirmation of facsimile receipt or three (3) business days after deposit in the mails.

         (f). Separability.  In case any provision of this Agreement shall be
              ------------
declared invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (g). Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                     COMPANY:

                                     Downtown Web, Inc.



                                     By:_____________________________
                                           Frank Zamani, President

                                     Address:   100 Saratoga Avenue, Suite 200
                                                Santa Clara, CA  95051

                                     Phone No.: (408) 554-9552
                                     Fax No.:   (408) 777-9553

                         COUNTERPART SIGNATURE PAGE TO
                              DOWNTOWN WEB, INC.
                  SERIES A PREFERRED STOCK PURCHASE AGREEMENT
                                 MAY ___, 1997


PURCHASERS:




______________________________
        Frank Zamani


Address:______________________
______________________________
______________________________

Phone No.:____________________
Fax No.:______________________




______________________________
        Payam Zamani


Address:______________________
______________________________
______________________________

Phone No.:____________________
Fax No.:______________________

                                   Exhibit 1
                                   ---------

                              DOWNTOWN WEB, INC.

                         Schedule of Purchasers to the
                  Series A Preferred Stock Purchase Agreement
                              Dated May ___, 1997


Name of Purchaser          Number of Preferred Shares            Amount Invested
-----------------          --------------------------            ---------------
Frank Zamani                        311,315                           $55,000
Payam Zamani                        311,315                           $55,000
                                    -------                           -------

      Total                         622,630                          $110,000
                                    =======                          ========


                                 AMENDMENT TO
                          INVESTOR'S RIGHTS AGREEMENT

     This Amendment to that certain Investor's Rights Agreement dated as of June 5, 1996 (the "Rights Agreement"), by and between Downtown Web, Inc. (the "Company"), a California corporation dba AutoWeb Interactive and On Word Information, Inc. (the "Prior Investor") is made as of May ___, 1997 by and among the Company, the Prior Investor and the undersigned purchasers of Series A Preferred Stock of the Company (the "New Investors"). Capitalized terms used herein and not otherwise defined herein shall have the same meanings as in the Rights Agreement.

                                   RECITALS
                                   --------
     A. The Company and the Prior Investor have previously entered into the Rights Agreement .

     B. The Board of Directors of the Company has determined that it is in the best interests of the Company to amend the Rights Agreement to make the New Investors parties thereto.

     C. It is intended that by their signatures hereto the New Investors become parties to the Rights Agreement, as amended by this Agreement, effective as of the date upon which they purchase shares of Series A Preferred Stock and be included in the definitions of "Investor" (except for the purposes of Section
2.4 therein) and "Holder" as those terms are defined in the Rights Agreement.

       NOW, THEREFORE, IT IS AGREED between the parties as follows:

1. The recitals of the Rights Agreement are deleted in their entirety and are amended to read as follows:

    "A. The Investor has previously been granted certain registration rights and other rights by the Company pursuant to this Agreement.

     B. The Company proposes to sell and issue up to an aggregate of up to approximately 622,630 shares of its Series A Preferred Stock (the "Shares") to certain investors (the "New Investors") pursuant to the Series A Preferred Stock Purchase Agreement of even date herewith and desires that the New Investors receive the same rights as the Investor, except for those rights described in
Section 2.4 therein.

     C. Pursuant to Section 3.7 of this Agreement, holders of a majority of the Registrable Securities currently outstanding desire to amend this Agreement to grant registration rights and other rights to the New Investors identical to the registration rights of the Investor.

     D. The New Investors desire to become a party to this Agreement as amended hereby."


2. By their signature hereto, the New Investors become parties to the Rights Agreement, as amended by this Agreement, and are included for all purposes in the definition of "Holder" and "Investor" as those terms are defined in the Rights Agreement; provided, however, that the New Investors shall have no rights pursuant to Section 2.4 of the Rights Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

"COMPANY"

DOWNTOWN WEB, INC.


By:___________________________
     Frank Zamani, President


"PRIOR INVESTOR"

ON WORD INFORMATION, INC.



By:___________________________
     Mark Ross, President


"NEW INVESTORS"


______________________________
        Frank Zamani


______________________________
        Payam Zamani